Exhibit 10.1

                               PLANGRAPHICS, INC.
                              112 EAST MAIN STREET
                               FRANKFORT, KY 40601



November 30, 2004


Mr. J. Gary Reed
Senior Vice President/Chief Operations Officer
338 Lyon Drive
Lexington, KY 40513


Dear Gary:

Pursuant to your employment letter effective January 1, 2002, this letter is intended to inform you of PlanGraphics' interest and intent to extend the aforementioned agreement through September 30, 2005, pursuant to the existing terms and conditions of the contract.

If the extension is acceptable to you under those terms, please acknowledge with your signature below and return two signed copies to me.

If you would prefer to discuss the extension or modification to the agreement, please inform Audra Morris who will schedule the discussion at the earliest possible opportunity.

Sincerely,

/S/ John C. Antenucci
---------------------
John C. Antenucci
President and CEO


CC:   Gary S. Murray
      Joyce Rector


Signature:   /S/ J. Gray Reed                       Date:  12/28/2004
             ----------------------------           ------------------
             J. Gary Reed